UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 9, 2018

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	Zip Code

(832) 308-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dan Antilley, Chief Information Security Officer, Stuart Mackinnon, Chief Information Officer and Brian Bailey, Managing Director of North America (each an “Officer” and collectively the “Officers”) have entered into employment agreements with Cardtronics USA, Inc. on October 9, 2018 (each an “Employment Agreement”).  Each Employment Agreement has an initial term of four years beginning on May 30, 2017 for Mr. Antilley, November 17, 2017 for Mr. Mackinnon and November 7, 2016 for Mr. Bailey, each with annual renewals thereafter.

Pursuant to his Employment Agreement, Mr. Antilley will be entitled to receive the following compensation:

•                  Base salary of $425,000 per year;

•                  Target annual cash bonus equal to 100% of his base salary, up a maximum annual bonus of 200% of the target annual bonus;

•                  Target annual long-term equity incentive award equal to 125% of his base salary;

•                  Participation in benefit plans on the same basis as those generally made available to other senior executives of the Company.

Pursuant to his Employment Agreement, Mr. Mackinnon will be entitled to receive the following compensation:

•                  Base salary of $375,000 per year;

•                  Target annual cash bonus equal to 85% of his base salary, up a maximum annual bonus of 200% of the target annual bonus;

•                  Target annual long-term equity incentive award equal to 125% of his base salary;

•                  Participation in benefit plans on the same basis as those generally made available to other senior executives of the Company.

Pursuant to his Employment Agreement, Mr. Bailey will be entitled to receive the following compensation:

•                  Base salary of $350,000 per year;

•                  Target annual cash bonus equal to 85% of his base salary, up a maximum annual bonus of 200% of the target annual bonus;

•                  Target annual long-term equity incentive award equal to 125% of his base salary;

•                  Participation in benefit plans on the same basis as those generally made available to other senior executives of the Company.

If the employment of an Officer is terminated due to death or disability, the Officer will be entitled to receive: (i) unpaid base salary as of termination; (ii) unpaid annual bonus for year prior to termination; (iii) reimbursement of expenses; (iv) benefits to which Officer is entitled; (v) accelerated vesting of any one-time or special equity awards; accelerated vesting of time-based equity awards that would have vested in the 12 months following termination; and (vi) pro-rata vesting at target, of performance-based equity awards, for the full and partial months worked during the performance period and full vesting for a termination following completion of a performance period.

If the employment of an Officer is terminated by the Officer for Good Reason (as defined in the Employment Agreement), by the Company without Cause (as defined in the Employment Agreement) other than within 24 months following a Change of Control (as defined in the Employment Agreement), such Officer will be entitled to receive: (i) lump sum pro-rated annual bonus for current year based on actual Company performance; (ii) one times the sum of base salary and Average Annual Bonus (as defined in the Employment Agreement) payable over 12 months; (iii) lump sum payment equal to the premium cost for 18 months COBRA coverage; and (iv) unless the applicable award agreement is more favorable, and thus controls: (A) accelerated vesting of sign-on or one-time special equity awards; (B) accelerated vesting of time-based equity awards that would have vested in the 12 months following termination; and (C) in respect of performance based equity awards: (x) forfeit of awards for a termination during the first 12 months of a performance period; (y) for a termination following the first 12 months of a performance period, but prior to the end of that performance period, pro-rata vesting (based on actual Company performance) in accordance with existing vesting schedule; and (z) for a termination following the end of a performance period, full vesting.

If the employment of an Officer is terminated by the Officer for Good Reason (as defined in the Employment Agreement), by the Company without Cause (as defined in the Employment Agreement) within 24 months following a Change of Control (as defined in the Employment Agreement), such Officer will be entitled to receive: (i) lump sum pro-rated annual bonus for current year based at target; (ii) lump sum payment equal to two times the sum of base salary and Average Annual Bonus (as defined in the Employment Agreement); (iii) lump sum payment equal to the premium cost for 18 months COBRA coverage; and (iv) unless the applicable award agreement is more favorable, and thus controls: (A) accelerated vesting of sign-on or one-time special equity awards; (B) accelerated vesting of time-based equity awards; and (C) in respect of performance based equity awards: (x) for a termination during the performance period, the equity awards are deemed earned at greater of actual or target and any time-vesting conditions are satisfied as of termination; and (y) for a termination following the end of a performance period, any awards that would have vested following the termination fully vest as of the date of termination.

All severance payments not required by law are subject to the execution by the Officer of an irrevocable release of claims in favor of the Company and related parties.

Each Officer is subject to perpetual confidentiality, non-disclosure and non-disparagement provisions, and non-competition and non-solicitation covenants during employment and for two years thereafter.

The foregoing is reflected in and subject to the full text of the Employment Agreements entered into between each Officer and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

By:	/s/ Aimie Killeen
Aimie Killeen
General Counsel and Secretary
October 12, 2018